EXHIBIT 10.1


                                                                  EXECUTION COPY
                                                                  --------------




                        AMERICAN INTERNATIONAL GOLF, INC.
                         NATIONAL GOLF PROPERTIES, INC.
                  NATIONAL GOLF OPERATING PARTNERSHIP, L.P.
                          2951 28TH STREET, SUITE 3001
                           SANTA MONICA, CA 90405-2961

                                               July 22, 2002

The Parties Listed on
the Signature Pages Hereto

            Re:  Facilitation Agreement

Ladies and Gentlemen:

            Reference is hereby made to that certain Agreement and Plan of Merger and Reorganization (as it may be amended or supplemented from time to time, the "REORGANIZATION AGREEMENT"), dated as of March 29, 2002, among American International Golf, Inc. ("NEWCO"), National Golf Properties, Inc. ("NGP"), National Golf Operating Partnership, L.P. ("NGOP"), American Golf Corporation ("AGC"), Golf Enterprises, Inc. ("GEI"), David G. Price and Dallas P. Price, the David G. Price Trust and the Dallas P. Price Trust, the AGC Contributors and the Transferred Entity Contributors, and that certain Voting Agreement, dated as of March 29, 2002, among Newco, NGP, NGOP, David
G. Price, Dallas P. Price, David G. Price Trust and Dallas P. Price Trust (the "VOTING AGREEMENT"). Capitalized terms used but not defined herein shall have the meanings as set forth in the Reorganization Agreement. For purposes of this letter agreement, references to "David G. Price" include David G. Price individually and in his capacity as trustee of the David G. Price Trust.

            On the date hereof, AGC intends to enter into a Restructuring Agreement and Limited Waiver with the Bank of America, N.A. ("BANK OF America") and the holders of the 9.35% Senior Secured Notes due July 1, 2004 issued by AGC (the "NOTEHOLDERS") in the form attached hereto as EXHIBIT A (the "RESTRUCTURING AGREEMENT") relating to (x) the Credit Facility, dated as of July 30, 1996, between Bank of America and AGC (the "BOFA CREDIT Facility")and (y) the Note Purchase Agreement, dated as of July 30, 1996, between AGC and the Noteholders (the "NOTE PURCHASE AGREEMENT"). It is a condition to the effectiveness of the Restructuring Agreement that NGP consent to such Restructuring Agreement, the agreements related thereto and the transactions contemplated thereby. Pursuant to the Restructuring Agreement, AGC has agreed to make certain specified principal amortization payments to Bank of America and the Noteholders that may require deferral of rent due to NGOP. In connection with the Restructuring Agreement, David G. Price, although not obligated under the BofA Credit Facility or the Note Purchase Agreement, has agreed to enter into a limited recourse guarantee and pledge agreement and to cause Mountaingate Land Company, L.P. ("MOUNTAINGATE COMPANY") to provide collateral to Bank of America and the Noteholders and take certain other actions as set forth in the Restructuring Agreement. In accordance with such intention, the parties to this letter agreement hereby covenant and agree to the conditional waiver of certain rights and obligations under the Reorganization Agreement and to the performance of certain


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additional obligations, in each case subject to the terms and conditions set forth below.

1. Newco, NGP and NGOP hereby consent, as required by the Reorganization Agreement, to AGC entering into this Agreement, the Restructuring Agreement and the other Restructure Documents and taking all such other actions as are required by such agreements. Capitalized terms used in this paragraph but not defined herein or in the Reorganization Agreement shall have the meaning set forth in the Restructuring Agreement.

2. In addition to the matters set forth in paragraph 1 above, each of Newco, NGP and NGOP consent under the Voting Agreement to each of the following actions:
(i) the pledge by David G. Price or the David G. Price Trust of NGOP Common Units and NGP Common Stock as provided in paragraph 1 above, (ii) the pledge by David G. Price, Dallas P. Price or the Trusts of NGOP Common Units or NGP Common Stock for the benefit of the Cash Collateral Lender (as defined below) and (iii) any foreclosure upon the NGOP Common Units and NGP Common Stock pursuant to the pledges described in clauses (i) and (ii). The "CASH COLLATERAL LENDER" means the lender or lenders who provide loans the entire proceeds of which (net of fees and transactions costs) are used either to (i) furnish directly to the AGC Collateral Agent as cash all or a portion of the Alternate Pledge Collateral or the Alternate Mountaingate Collateral (each as defined in the AGC Collateral Agency Agreement) or (ii) secure the reimbursement obligation under one or more letters of credit that are given to the AGC Collateral Agent to secure all or a portion of the Alternate Pledge Collateral or the Alternate Mountaingate Collateral. It shall be a condition to the pledge of any NGP Common Stock or NGOP Common Units under this paragraph 2 that each pledgee agrees to vote (to the extent of any voting rights thereunder) all such shares of NGP Common Stock and NGOP Common Units pledged or sold to such person in favor of (x) the transactions contemplated by the Reorganization Agreement and (y) any purchase by a third-party investor of all or a substantial portion of the outstanding NGP Common Stock. Until the termination of the Voting Agreement, none of David G. Price, Dallas P. Price or the Trusts may pledge their NGP Common Stock or NGOP Common Units unless such pledge complies with the prior sentence. Newco, NGP and NGOP hereby consent under the Voting Agreement to the sale or other disposition by David Price, Dallas Price or the Trusts of shares of NGOP Common Stock and NGOP Common Units, provided that (v) the net proceeds of such sale or disposition are used solely to furnish to the AGC Collateral Agent (either directly as cash or indirectly as cash securing one or more letters of credit) the Alternate Pledge Collateral or the Alternate Mountaingate Collateral (each as defined in the AGC Collateral Agency Agreement), (w) none of David G. Price, Dallas P. Price or the Trusts may sell or otherwise dispose of their NGP Common Stock or NGOP Common Units except in compliance with applicable law, (x) none of David G. Price, Dallas P. Price or the Trusts may sell any shares of NGP Common Stock or NGOP Common Units to any person listed on EXHIBIT E hereto without the prior written consent of the Independent Committee (other than through an Open-Market Sale), (y) it shall be a condition to any such sale or other disposition (other than an Open-Market Sale) that the purchaser of the NGP Common Stock and/or NGOP Common Units agrees to (A) vote such shares and units in favor of
(i) the transactions contemplated by the Reorganization Agreement and (ii) any purchase by a third-party investor of all or a substantial portion of the outstanding NGP Common Stock and (B) require any subsequent purchaser of any such shares or units (other than a purchaser in an Open-Market Sale) to agree to be bound by the provisions of this clause (y) with respect to any sales or other dispositions of such stock or units by such subsequent purchaser and (z) each of David G. Price, Dallas P. Price and the Trusts shall give NGP written notice of any sale or disposition of NGP Common Stock or NGOP Common Units owned by


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such person at least ten Business Days prior thereto (provided, however, that after October 1, 2002, such notice shall be given as soon as reasonably practicable but in no event less than three Business Days prior to such sale or disposition). For purposes of this paragraph 2, an "OPEN MARKET TRANSACTION" is a purchase or sale of NGP Common Stock (x) on the New York Stock Exchange or other national securities exchange where the NGP Common Stock is traded, where the identity of the buyer is not known to the seller, and vice versa, or
(y) through an underwritten, registered offering. Capitalized terms used in this paragraph but not defined herein or in the Reorganization Agreement shall have the meaning set forth in the Restructuring Agreement.

3. David G. Price agrees to vote all of the outstanding shares of capital stock of NGP and equity interests in NGOP owned by him and the David G. Price Trust and with respect to which such he or such trust has the right to vote in favor of any merger, consolidation, tender or exchange offer, business combination or similar transaction involving all or a substantial portion of the then-outstanding equity interests in NGP and/or NGOP (a "SALE TRANSACTION"); provided that (t) the consideration for NGP Common Stock and NGOP Common Units in the Sale Transaction is cash, (u) David G. Price and the David G. Price Trust receive with respect to their NGP Common Stock and NGOP Common Units the same consideration per share of NGP Common Stock or per NGOP Common Unit, as the case may be, as is offered to the public stockholders of NGP with respect to shares of NGP Common Stock, (v) no agreement governing the Sale Transaction shall discriminate among the officers or directors of NGP in terms of preservation and continuation of existing insurance and indemnification arrangements (provided however that this provision shall not require than any indemnification be available to David G. Price or the David G. Price Trust with respect to any matters for which such Person provided an indemnity under Article 15 of the Reorganization Agreement), (w) such Sale Transaction has been approved by the Independent Committee, (x) Lazard Freres & Co., LLC, or another investment banking firm of national reputation, has delivered a fairness opinion in customary form to the Independent Committee with respect to the Sale Transaction, (y) the Class C Preferred Stock (or warrants described in clause
(z) (ii), if applicable) that the David G. Price Trust and the other parties to the Reorganization Agreement will receive in the transactions contemplated by the Reorganization Agreement or a substantially equivalent security shall be outstanding after the consummation of the Sale Transaction and the transactions contemplated by the Reorganization Agreement and such Class C Preferred Stock (or warrants described in clause (z) (ii), if applicable) will have tag-along rights in customary form and (z) each of David G. Price and the other parties to the Reorganization Agreement entitled to receive Class C Preferred Stock pursuant to the Reorganization Agreement will be entitled at the option of each such person to elect to receive either (i) the shares of Class C Preferred Stock such person is entitled to receive under the Reorganization Agreement or
(ii) warrants with economic terms substantially similar to the conversion privilege of such shares of Class C Preferred Stock but with no liquidation preference or voting rights. David G. Price agrees to support a Sale Transaction described in the immediately preceding sentence and to take such action as reasonably necessary for such Sale Transaction to be consummated. Newco, NGP and NGOP waive any breach of the Voting Agreement that may result from the foregoing, and waive any breach of the Voting Agreement that would result from Dallas P. Price or the Dallas P. Price Trust voting equity interests in NGP and NGOP owned by such person as set forth in the first sentence of this paragraph.

4. Newco, NGP and NGOP agree to enter into the Rent Deferral Agreement with AGC on the date hereof in the form attached as EXHIBIT B hereto and waive the provision of Section 10.8 of the Reorganization Agreement to the extent set forth in that agreement.


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5. Newco, NGP and NGOP agree to enter into the Unit Exchange and Registration
Rights Agreement on the date hereof in the form attached as EXHIBIT C-1 hereto (the "REGISTRATION RIGHTS AGREEMENT") with Bank of America and the Noteholders and to perform their respective obligations thereunder. Newco, NGP and NGOP agree to enter into a Unit Exchange and Registration Rights Agreement in the form attached hereto as EXHIBIT C-2 with David G. Price (the "LENDER REGISTRATION RIGHTS AGREEMENT"). David G. Price agrees that neither he nor the David G. Price Trust will exercise any registration or exchange rights such Person currently has with respect to NGP Common Stock or NGOP Common Units while either the Registration Rights Agreement or the Lender Registration Rights Agreement is in effect (except for rights granted to him under the Lender Registration Rights Agreement). It is agreed and understood that neither of the Registration Rights Agreement and/or the Lender Registration Rights Agreement shall be in effect after the Closing or after the closing of a Sale Transaction.

6. At the request of NGP, Newco or NGOP, made prior to the Closing, David G. Price shall cause Mountaingate Company to, and AGC agrees to, enter into an amendment to that certain lease, dated March 1, 1988, between AGC, as lessee, and Mountaingate Company, as lessor (as the same may have been amended, the "MOUNTAINGATE LEASE") pursuant to which (x) the term of the Mountaingate Lease as set forth in Section 2.01 thereof shall be extended to February 28, 2015, (y) the annual guaranteed basic rental, as previously adjusted pursuant to Section
3.02 of the Mountaingate Lease, shall be increased by 15% at the commencement of the extended term and, commencing on the first anniversary of the extended term the guaranteed basic rental shall increase annually thereafter through the remainder of the extended term as provided in Section 3.02 of the Mountaingate Lease and (z) the base year of March 1988 referenced in Section 3.02 of the Mountaingate Lease shall be amended for the extended term to the date of such lease amendment. Notwithstanding any provision to the contrary in the Reorganization Agreement, the parties agree that all rent owed by AGC pursuant to the lease agreements set forth on EXHIBIT F hereto shall be due and payable in full upon the consummation of the transactions contemplated by the Reorganization Agreement. In addition, in connection with David G. Price providing the Alternate Mountaingate Collateral, (A) upon execution of a second deed of trust on the Mountaingate real property, AGC shall be permitted to pay lease payments pursuant to the Mountaingate Lease sufficient to service the debt obligations of Mountaingate Company relating to the Mountaingate real property including the debt obligations resulting from such second deed of trust and (B) upon the sale of Mountaingate Company or Mountaingate Country Club, Mountaingate Company shall have the right to terminate the Mountaingate Lease and in return must pay to AGC an amount calculated by applying the lease termination formula as set forth in that certain letter agreement, dated as of January 10, 2002, by and between AGC and NGP.

7. NGP agrees to consent, as required pursuant to Section 10.1 of the Reorganization Agreement, to allow AGC to reimburse David G. Price for all reasonable expenses associated with obtaining the Alternate Mountaingate Collateral or the Alternate Pledged Collateral (each as defined in the AGC Collateral Agency Agreement (as defined in the Restructuring Agreement)), provided that (x) the aggregate amount of such reimbursement shall not exceed $250,000 and (y) no payment shall be made to any affiliate of David G. Price.


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8. The parties hereto agree to enter into an amendment of the Reorganization
Agreement to change the term "the nine-month anniversary of the date of this Agreement" in Section 14.1(d) of the Reorganization Agreement to "March 31, 2003."

9. NGP agrees to waive the breaches of Section 10.1 of the Reorganization Agreement set forth on EXHIBIT D hereto.

10.   Representations and Warranties.  Each of NGP, NGOP, Newco, AGC, GEI and
      ------------------------------
David G. Price represent as follows:

(a) such entity or person has the requisite corporate or other power and authority to execute, deliver and perform this letter agreement and to consummate the transactions contemplated hereby, and the execution and delivery of this letter agreement by it and the consummation by the entities of the transaction contemplated by this letter agreement have been duly authorized by all necessary corporate or other action on the part of such entity and no additional approval is necessary to approve this letter agreement or the transactions contemplated hereby;

(b) this letter agreement has been duly executed and delivered by it and constitutes a valid and binding agreement of it enforceable in accordance with the terms thereof; and

(c) the execution and delivery of this letter agreement by such entity or person do not, and the performance of this letter agreement by it will not, (i) require any consent, approval, authorization or permit of, or filing with or notification to, any domestic or foreign governmental, administrative, judicial or regulatory authority or any other person or
      (ii) require any consent or approval under, result in any breach of, any loss of any benefit under or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any right of termination, vesting, amendment, acceleration or cancellation of, or result in the creation of a lien or other encumbrance on any property or asset of such entity or person pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license or permit (other than any such consent, approval, authorization or permit that has been obtained, or any such filing or notification that has been made, prior to the date hereof).

11.   Miscellaneous.
      -------------

(a) Sections 16.4, 16.5, 16.7, 16.9, 16.10 and 16.13 of the Reorganization
Agreement are hereby incorporated herein, and references to "Agreement" therein shall be deemed to refer to this letter agreement.

(b) This letter agreement may be amended only by an instrument in writing signed by each of the parties to this letter agreement.

(c) Except as otherwise provided herein, all of the terms and provisions of this letter agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the respective successors of the parties hereto. This letter agreement shall be binding upon and inure solely to the benefit of each party hereto and its successor(s), and nothing in this letter


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agreement, express or implied, is intended to or shall confer upon any other
Person any right, benefit or remedy of any nature whatsoever under or by reason of this letter agreement.

(d) The parties agree that irreparable damage would occur in the event that any of the provisions of this letter agreement were not performed in accordance with their specific terms. It is accordingly agreed that the parties shall be entitled to specific performance of the terms hereof, this being in addition to any other remedy to which they are entitled at law or in equity.

(e) Notwithstanding anything to the contrary in the Reorganization Agreement, this letter agreement shall not be superseded or merged into the Reorganization Agreement and shall continue as an independent obligation of the parties hereto.



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            Please indicate your acceptance and agreement to the foregoing by signing and returning to us one copy of this letter agreement.

                                          Very truly yours,

                                          AMERICAN INTERNATIONAL GOLF, INC.


                                          By: /s/ Neil M. Miller
                                              --------------------------
                                             Name: Neil M. Miller
                                             Title: Secretary and Treasurer

                                          NATIONAL GOLF PROPERTIES, INC.


                                          By: /s/ Neil M. Miller
                                              --------------------------
                                             Name: Neil M. Miller
                                             Title: CFO and Secretary

                                          NATIONAL GOLF OPERATING
                                          PARTNERSHIP, L.P.


                                          By: National Golf Properties, Inc.,
                                              its General Partner

                                             By: /s/ Neil M. Miller
                                                 -------------------------
                                             Name: Neil M. Miller
                                             Title: CFO and Secretary



Accepted and Agreed as of the date first above written:

AMERICAN GOLF CORPORATION


By: /s/ Edward R. Sause
    --------------------------
  Name: Edward R. Sause
  Title: CFO

GOLF ENTERPRISES, INC.


By: /s/ David G. Price
    --------------------------
  Name: David G. Price
  Title: President


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DAVID G. PRICE


By: /s/ David G. Price
    --------------------------


DAVID G. PRICE TRUST


By: /s/ David G. Price
    --------------------------
  Name:  David G. Price
  Title:  Trustee